Other Real Estate Owned	12 Months Ended
Dec. 31, 2012
Other Real Estate Owned
Other Real Estate Owned

Note 7 – Other Real Estate Owned

Other real estate owned represents residential and commercial properties primarily owned as a result of loan collection activities and is reported net of a valuation allowance. Activity within other real estate owned was as follows:

(Dollars in thousands)

	2012	2011	2010
Balance, beginning of year	$1,934	$1,953	$2,201
Transfers from loans	1,718	2,972	1,358
Reclassification to buildings	(20)	—	—
Proceeds from sales	(1,259)	(3,015)	(1,174)
Gains/(losses) on sales	51	279	96
Write-downs	(405)	(255)	(528)
Balance, end of year	$2,019	$1,934	$1,953